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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 14, 2002



                             WINN-DIXIE STORES, INC.
             (Exact name of registrant as specified in its charter)


            Florida                                              59-0514290
(State or other jurisdiction of                                (IRS Employer
incorporation or organization)                               Identification No.)


5050 Edgewood Court, Jacksonville, Florida                       32254-3699
 (Address of principal executive offices)                        (Zip Code)


                                 (904) 783-5000
              (Registrant's telephone number, including area code)



                                    Unchanged
              (Former name, former address and former fiscal year,
                          if changed since last report)
                              _____________________






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Item 5.  Other Events

By press release dated November 14, 2002, Winn-Dixie Stores, Inc. announces increase in earnings guidance as a result of the termination of the Canadian Imperial Bank of Commerce ("CIBC") agreements.



Item 7.  Financial Statements and Exhibits

   (a) Financial statements of business acquired: Not applicable

   (b) Pro forma financial information: Not applicable

   (c) Exhibits:

           99.1 Winn-Dixie Stores, Inc. Press Release dated November 14, 2002





                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   November 14, 2002                          Winn-Dixie Stores, Inc.


                                                   By: /s/ Allen R. Rowland
                                                       -------------------------
                                                           Allen R. Rowland
                                                            President and
                                                         Chief Executive Officer